UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2024
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2024, Health Catalyst, Inc. (the Company) issued a press release relating to its financial results for the quarter and year ended December 31, 2023. A copy of the press release, the summary of the Company's 2023 Financial Highlights, 2024 Guidance & Key Themes, and the summary of the Company’s Updated Growth and Financial Targets are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and each are incorporated herein by reference.

The foregoing information (including the exhibits set forth in Item 9.01 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release, the summary of the Company's 2023 Financial Highlights, 2024 Guidance & Key Themes, and the summary of the Company’s Updated Growth and Financial Targets attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning or relating to the Company’s expectations regarding its operating performance, including its DOS Subscription Client bookings and Dollar-Based Retention Rate, revenue growth, and its financial performance, including Adjusted EBITDA, Adjusted EBITDA margin, and the 'Rule of 40' profile for the Company's technology business unit. Any forward-looking statements contained in this Current Report on Form 8-K, including the press release, the Company's 2023 Financial Highlights, 2024 Guidance & Key Themes, and the summary of the Company’s Updated Growth and Financial Targets attached hereto, are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including changes to the Company’s financial performance, including expectations regarding its results of operations, unexpected or otherwise unplanned events, and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, the Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

• Chief Financial Officer Resignation:

On February 16, 2024, Bryan Hunt informed the board of directors of the Company (the Board) of, and on February 20, 2024, the Board accepted, his resignation as the Company's Chief Financial Officer and principal financial officer, effective March 1, 2024. We expect Mr. Hunt to serve as a senior advisor to the Company from March 1, 2024 to April 1, 2024 to enable an orderly transition. Mr. Hunt's resignation is not the result of any disagreement or conflict with the Company. The Company expects to enter into a separation agreement (the Separation Agreement) in connection with Mr. Hunt’s departure from the Company, which will include, in exchange for Mr. Hunt’s general release of claims and compliance with the restrictive covenants contained in his employment agreement with the Company, Mr. Hunt receiving the following consideration: (i) a lump sum cash payment of $247,500 within thirty (30) days of his separation from the Company, which represents nine months’ base salary for Mr. Hunt and reimbursement for COBRA premiums for 9 months, (ii) the acceleration of certain equity awards previously granted to Mr. Hunt, resulting in the vesting of 61,250 restricted stock units of the Company (RSUs), and (iii) the extension of the exercise date for certain previously vested options to purchase common stock of the Company held by Mr. Hunt until March 1, 2025. This arrangement is also in recognition of Mr. Hunt’s extraordinary contributions to the Company over the past ten years, for which the Company is deeply grateful.

• Chief Financial Officer Appointment:

On February 22, 2024, the Company announced that Jason Alger, age 40, the Company’s Chief Accounting Officer and principal accounting officer, will assume the role of Chief Financial Officer and principal financial officer of the Company, effective March 1, 2024. Mr. Alger will continue as the Company's principal accounting officer. Mr. Alger has served as the Company’s Chief Accounting Officer and principal accounting officer since January 2021. Mr. Alger has served as the Company’s Senior Vice President of Finance since September 2017, and as Controller since April 2013. Prior to joining the Company, Mr. Alger was at the public accounting firm, Ernst & Young LLP, in its assurance practice from August 2009 to April 2013. Mr. Alger is a certified public accountant and holds a Master of Accountancy degree from Brigham Young University and a Bachelor of Science degree in Accounting from Brigham Young University. In connection with Mr. Alger’s appointment as Chief Financial Officer, his salary will be $350,000 and he will be eligible for an annual bonus with a target amount equal to 65% of his base salary. In addition, Mr. Alger will receive 70,000 RSUs that will vest 1/3rd on December 1, 2024 and 1/12th quarterly thereafter. Mr. Alger will also receive 35,000 performance-based restricted stock units (PRSUs) with a three-year measurement period tied to certain performance-based metrics and thresholds related to our total shareholder return relative to the total shareholder return of the Russell 3000, our adjusted EBITDA margin and our revenue growth rate. These PRSUs will vest in equal amounts over a three-year period after the Board approves achievement for each measurement period.

• Chief Operating Officer Appointment:

On February 22, 2024, the Company announced that Daniel LeSueur, age 45, the Company’s Senior Vice President and General Manager of the Professional Services Business Unit, will assume the role of Chief Operating Officer and principal operating officer of the Company, effective March 1, 2024. Mr. LeSueur has served as the Company’s Senior Vice President and General Manager of the Tech-Enabled Managed Services and Professional Services Business Unit since January 2020 and also served in a variety of other roles, including CFO of Professional Services, Strategic Account Executive, Technical Director and Data Architect, beginning in October 2011. Prior to joining the Company, Mr. LeSueur owned and operated a management consultancy firm for five years that assisted ambulatory practices in the implementation of electronic health records and data-driven management methodologies. Mr. LeSueur holds Master’s degrees in Business Administration and Health-Sector Management from Arizona State University and a Bachelor of Arts degree in Economics from Brigham Young University. In connection with his appointment, the Company expects to enter into our standard indemnification agreement with Mr. LeSueur and expects Mr. LeSueur will participate in its Executive Severance Plan as a Tier 2 executive, effective March 1, 2024. In connection with Mr. LeSueur’s appointment as Chief Operating Officer, his salary will be $360,000 and he will be eligible for an annual bonus with a target amount equal to 70% of his base salary. In addition, Mr. LeSueur will receive 70,000 RSUs that will vest 1/3rd on December 1, 2024 and 1/12th quarterly thereafter. Mr. LeSueur will also receive 35,000 PRSUs with a three-year measurement period tied to certain performance-based metrics and thresholds related to our total shareholder return relative to the total shareholder return of the Russell 3000, our adjusted EBITDA margin and our revenue growth rate. These PRSUs will vest in equal amounts over a three-year period after the Board approves achievement for each measurement period.

• Director Resignation:

On February 16, 2024, Mark Templeton informed the Board of his resignation from the Board, and on February 20, 2024, the Board accepted his resignation, including his resignation from the nominating and corporate governance committee and transactions committee of the Board, effective March 1, 2024. Additionally, in recognition of his years of extraordinary service, the Board approved accelerating the vesting of 13,405 RSUs held by Mr. Templeton that would have otherwise vested in June 2024. Mr. Templeton's resignation is not the result of any disagreement or conflict with the Company.

Except for the arrangements described in this Current Report on Form 8-K, there are no existing or currently proposed transactions to which the Company or any of its subsidiaries is a party and in which Messrs. Alger or LeSueur have a direct or indirect material interest. There are no family relationships between any of Messrs. Alger or LeSueur and any of the Company’s directors or executive officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Health Catalyst, Inc. press release for quarterly and annual financial results, dated February 22, 2024

99.2*	Summary of Health Catalyst 2023 Financial Highlights, 2024 Guidance & Key Themes

99.3*	Summary of Health Catalyst Updated Growth and Financial Targets

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: February 22, 2024	By:	/s/ Bryan Hunt
Bryan Hunt

Chief Financial Officer